SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 30, 2005

Western Sierra Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	000-25979	68-0390121
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4080 Plaza Goldorado Circle, Cameron Park, California		95682
(Address of Principal Executive Offices)		(Zip Code)

(530) 677-5600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The Board of Directors of Western Sierra Bancorp (the “Company”) approved the acceleration of vesting of certain unvested stock options held by certain directors, executive officers and employees.  The board believes that it is in the best interest of the shareholders to accelerate the vesting of these options as it will likely have a positive impact on the future earnings of the Company by reducing the impact of recording compensation expense upon the implementation Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123R").

The table attached as Exhibit 99.1 summarizes the outstanding options subject to accelerated vesting.

"SFAS 123R", which, when effective, will require all share-based payments to employees, including grants of employee stock options, to be recognized on the Company’s financial statements as additional compensation expense based on their fair values at the grant date.  SFAS 123R must be adopted and will become effective as to the Company beginning January 1, 2006.

The 144,843 stock options (at an average strike price of $26.55) affected by the accelerated vesting represent approximately 24.7% of the outstanding stock options awarded and approximately 1.9% of current shares outstanding. The share acceleration was comprised of 67,293 to executive officers, 22,050 to Directors and 55,500 to other officers of the Company.  The Company will report the avoided future compensation expense in its Form 10-Q for the period ended September 30, 2005 as a pro forma footnote disclosure, as permitted under the transition guidance provided by the Financial Accounting Standards Board.

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are subject to certain risks, trends, and uncertainties. In particular, statements made in this report that are not historical facts (including but not limited to expectations, estimates, assumptions and projections regarding the industry, business, future operating results, and anticipated cash requirements) may be forward-looking statements.  Actual results could differ materially from the results projected, expressed or implied by these forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”).  Many of these risk factors are outside of the Company’s control, and as such, they involve risks which are not currently known to the Company that could cause actual results to differ materially from those discussed or implied herein.  The forward-looking statements in this document are made as of the date hereof and Company does not undertake to update its forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

                                                Exhibit 99.1  Summary of Options Subject to Acceleration

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN SIERRA BANCORP

Date: August 30, 2005	By:	/s/ Gary D. Gall
Gary D. Gall
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Summary of Options Subject to Acceleration